UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23016
(Investment Company Act file number)

Resource Credit Income Fund
(Exact name of registrant as specified in charter)

1845 Walnut Street, 18th Floor
Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 506-3899

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

Item 1.  Reports to Stockholders.

RESOURCE

CREDIT INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2017

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights
Class A	13
Class C	14
Class W	15
Class I	16
Class L	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Trustees & Officers	27
Privacy Notice	29

Resource Credit Income Fund	Shareholder Letter

September 30, 2017 (Unaudited)

Dear Shareholders:

We are pleased to present the Annual Report for Resource Credit Income Fund (“the Fund”) for the year ended September 30, 2017. The Fund has continued to build on its track record of generating high current income, protecting principal and limiting volatility by investing in a range of  credit assets.

The Fund’s investments remain focused on four broad strategies within the fixed-income universe: publicly traded credit-linked equities (e.g. public Business Development Companies commonly known as BDCs); structured credit instruments, with a focus on Collateralized Loan Obligations (CLOs); private credit funds; and traded loans and bonds. Our target allocations within these strategies remains unchanged, as follows:

•	20% Publicly traded BDCs and other credit-linked securities
•	20% Structured credit
•	20% Private credit funds
•	40% Loans and bonds

While broadly adhering to these ranges, the Fund’s ability to adjust capital allocations between these categories in an attempt to maximize risk-adjusted returns represents a key part of our strategy.

We  continue  to  employ  and  refine  our  proprietary  investment  process,  rooted  in  thorough  due  diligence  and  credit  analysis,  to  identify opportunities in our investment universe. More specifically, we have developed the Resource America Liquid Alternatives Score (RALAS) to identify business, capital structure and industry risks as well as quantify return potential for each investment opportunity. We believe our scoring system will help drive returns for investors while reducing credit risk.

Fund Performance
The Fund reported strong relative performance for the fiscal year ended September 30, 2017, posting a gain of 15.79%1. By way of comparison, the S&P/LSTA Leveraged Loan2 Index and the ICE BofAML US High Yield Index3 posted total returns of 5.30% and 9.06%, respectively, over that  same period.

This performance resulted from a number of significant realized investments, especially in the early stages of our fiscal year. As a result, the Fund temporarily increased its distribution on its A share class by one cent (to 18.5 cents) for two quarters. For the most recent quarter (ended September 30, 2017), the Fund reverted to a distribution of 17.5 cents on its A share consistent with the level of distributions prior to Q2 2017.

Investment Positioning
The Fund began investing in 2015 with an overarching view that investors needed to position their portfolio to guard against rising interest rates. With that in mind, the Fund has remained overweight floating rate instruments since inception, which may better protect principal in a rising  rate environment.

The Fed has signaled its intention to hike short-term rates again in December 2017 and recently announced plans to slowly unwind its balance sheet. An improving macro backdrop, with third quarter GDP increasing to 3.0% and unemployment dropping to 4.2%, will support the Fed’s increasingly less accommodative stance. Similarly, the European Central Bank recently signaled a slowing in its bond buying program from 60mn Euros per month to around 30mn Euros per month.

On a fiscal policy front, Republicans on Capitol Hill are aggressively pursuing legislation to reduce corporate and personal tax rates. Details have been limited, but our preliminary read is that tax cuts will not be entirely offset by a reduction in government outlays. Deficit spending to fund a tax reduction may be a further catalyst for rising rates.

Notwithstanding our perspective on the rising rate environment, we would highlight that the most recent quarter witnessed a retrenchment in rates that we believe to be temporary. Riding the wave of post-election enthusiasm, 10 Year U.S. Treasury yields reached a high of 2.42% in May 2017 before tumbling to 2.04% in early September 2017, driven in part by macro uncertainty (e.g. North Korea) and two major hurricanes.

Nevertheless, the Fund continued to post strong relative performance during this period of interest rate headwinds having gained 3.09%1 in the last six months, while the S&P/LSTA Leveraged Loan Index2 and ICE BofAML US High Yield Index3 returned 1.81% and 4.22%, respectively. This underscores the fact that the Fund performance does not ultimately depend on our rate outlook. Instead, at its core, the Fund has, and will continue to, rely on active security selection to drive returns. We believe the Fund’s track record, despite an uneven macro backdrop, is a testament to our disciplined investment approach and application of “value” investing principals in the credit market.

Annual Report | September 30, 2017	1

Resource Credit Income Fund	Shareholder Letter

September 30, 2017 (Unaudited)

Finally, it is worth mentioning a position we initiated in the quarter ended September 30, 2017: CVC European Mid-Market Solutions Fund4. CVC is one of the world’s largest alternative investment advisors and we believe they offer unique expertise and origination capabilities, especially in Europe. This investment furthers our strategy of diversifying the Private Credit allocation within our portfolio both in terms of managers and credit markets. The pipeline for additional private credit funds remains highly active and we expect additional diversifying investments in the coming quarters.

Thank you for being a shareholder of Resource Credit Income Fund, and we look forward to an enduring partnership.

Sincerely,

Michael Terwilliger, CFA
Global Portfolio Manager
Resource Credit Income Fund

[1]	Represents class A return
[2]
S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index (the Index) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

[3]	ICE BofAML US High Yield Index - The BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
[4]	CVC represented 6.64% of net assets on 9/30/2017

2	www.resourcecreditincome.com

Resource Credit Income Fund	Portfolio Update

September 30, 2017 (Unaudited)

The Fund’s performance figures for the period ended September 30, 2017, compared to its benchmark:

Resource Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	Since Inception*	Inception
Class A Shares	1.13%	1.95%	3.09%	10.67%	15.79%	8.80%	4/17/2015
Class A Shares w/ Sales Charge	-4.67%	-3.94%	-2.83%	3.51%	8.30%	5.84%	4/17/2015
Class C Shares	1.03%	1.66%	2.61%	10.08%	15.03%	8.77%	4/17/2015
Class C Shares w/ Sales Charge(a)	-1.45%	-0.84%	0.11%	7.47%	12.30%	8.11%	4/17/2015
Class W Shares	1.13%	1.86%	3.09%	10.78%	15.77%	8.59%	4/17/2015
Class I Shares	1.19%	1.92%	3.13%	10.87%	16.07%	8.99%	4/17/2015
Class L Shares	1.06%	0.00%	0.00%	0.00%	0.00%	0.88%	7/28/2017
Class L Shares w/ Sales Charge	-3.27%	0.00%	0.00%	0.00%	0.00%	-3.43%	7/28/2017
S&P/LSTA Leveraged Loan Index	0.39%	1.04%	1.81%	2.97%	5.30%	3.81%	4/17/2015

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. The Fund’s total annual operating expense, including underlying funds, before fee waivers is 20.65% for Class A, 21.40% for Class C, 20.65% for Class W, 20.40% for Class I and 8.03% for Class L shares per the most recent Class specific prospectus filings. After fee waivers, the Fund’s total annual operating expense is 3.64% for Class A, 4.39% for Class C, 3.64% for Class W, 3.39% for Class I and 3.97% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. For performance information current to the most recent  month-end, please call toll-free 1-855-747-9559.

Annual Report | September 30, 2017	3

Resource Credit Income Fund	Portfolio Update

September 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2017

Asset Type	Percent of Net Assets
Bonds & Notes	36.60%
Bank Loan	19.83%
Private Investment Funds	15.08%
Common Stock	13.89%
Short Term Investments	7.58%
Preferred Stocks	2.65%
Real Estate Investment Trusts - Common Stocks	1.93%
Total Investments	97.56%
Other Assets in Excess of Liabilities	2.44%
Net Assets	100.00%

4	www.resourcecreditincome.com

Resource Credit Income Fund	Portfolio of Investments

September 30, 2017

	Interest Rate	Maturity	Principal	Value
BANK LOANS (19.83%)
ABG Intermediate Holdings 2 LLC, Second Lien Initial Term Loan(a)	3M US L + 7.75%	09/29/2025	$1,000,000	$1,010,000
Advantage Sales & Marketing, Inc., Second Lien Term Loan(a)	12M US L + 6.50%, 1% Floor	07/25/2022	1,425,000	1,290,694
Asurion LLC, Second Lien Replacement B-2 Term Loan(a)	12M US L + 6.00%	08/04/2025	250,000	256,120
BJ's Wholesale Club, Inc., Second Lien Initial Term Loan(a)	12M US L + 7.50%, 1% Floor	02/03/2025	1,300,000	1,246,050
CIBT Global, Inc., Second Lien Initial Term Loan(a)	3M US L + 7.75%	05/29/2025	1,000,000	1,015,000
Coinamatic Canada, Inc., Second Lien Initial Canadian Term Loan(a)	12M US L + 7.00%, 1% Floor	05/12/2023	18,630	18,630
EagleView Technology Corp., First Lien Term Loan(a)	3M US L + 4.25%, 1% Floor	07/15/2022	249,364	250,689
Equinox Holdings, Inc., Second Lien Initial Term Loan(a)	12M US L + 7.00%, 1% Floor	09/06/2024	1,250,000	1,275,937
Genoa, a QoL Healthcare Co. LLC, Second Lien Initial Term Loan(a)	12M US L + 8.00%, 1% Floor	10/28/2024	400,000	411,000
Navios Maritime Partners LP, Initial Term Loan(a)	3M US L + 5.00%, 1% Floor	09/14/2020	493,671	492,560
Pharmerica Corp., Second Lien Term Loan(a)	3M US L + 8.25%	09/26/2025	250,000	251,875
Renaissance Learning, Inc., Second Lien Initial Term Loan(a)	3M US L + 7.00%, 1% Floor	04/11/2022	122,540	124,072
UFC Holdings LLC, Second Lien Term Loan(a)	12M US L + 7.50%, 1% Floor	08/18/2024	250,000	254,750
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan(a)	12M US L + 7.75%, 1% Floor	08/25/2025	2,000,000	2,016,670
VIP Cinema Holdings, Inc., First Lien Initial Term Loan(a)	3M US L + 6.00%	03/01/2023	731,250	739,020
Wash MultiFamily Acquisition, Inc., Second Lien Initial Term Loan(a)	12M US L + 7.00%, 1% Floor	05/15/2023	106,370	106,370
Winebow Holdings, Inc. (Vinter Group, Inc.), Second Lien Term Loan(a)	12M US L + 7.50%, 1% Floor	01/02/2022	625,000	584,375
TOTAL BANK LOANS (Cost $11,309,662)				11,343,812

BONDS & NOTES (36.60%)
ASSET BACKED SECURITIES (17.32%)
Apex Credit CLO 2015-II, Ltd., Class E(a)(b)	3M US L + 7.00%	10/19/2026	500,000	499,054
Battalion CLO VI, Ltd., Class E(a)(b)	3M US L + 5.20%	10/17/2026	663,000	581,116
Bowman Park CLO, Ltd., Class F(a)(b)	3M US L + 7.00%	11/23/2025	1,000,000	986,412
Jamestown CLO V, Ltd., Class F(a)(b)	3M US L + 5.85%	01/17/2027	1,400,000	1,149,976
Marathon CLO VI, Ltd., Class E(a)(b)	3M US L + 5.80%	05/13/2025	1,100,000	991,846
Midocean Credit CLO V, Class E(a)(b)	3M US L + 6.95%	10/19/2028	750,000	753,693
NZCG Funding, Ltd., Class D(a)(b)	3M US L + 6.30%	04/27/2027	675,000	676,055
OCP CLO 2013-4, Ltd., Class DR(a)(b)	3M US L + 6.77%	04/24/2029	1,000,000	978,445
Rosedale CLO, Ltd., Class E(a)(b)	3M US L + 5.00%	07/24/2021	323,280	319,905
Tralee CLO III, Ltd., Class E(a)(b)	3M US L + 7.00%	07/20/2026	500,000	500,418
Trinitas CLO III, Ltd., Class F(a)(b)	3M US L + 6.50%	07/15/2027	550,000	494,804
Venture XII CLO, Ltd., Class ER(a)(b)	3M US L + 6.20%	02/28/2026	500,000	498,554
Venture XV CLO, Ltd., Class ER(a)(b)	3M US L + 7.11%	07/15/2028	1,500,000	1,477,850
				9,908,128
COMMERCIAL MORTGAGE BACKED SECURITIES (0.14%)
Hypo Real Estate Bank International AG, Class A2(a)(c)(d)	3M GBP L + 0.22%	03/20/2022	200,000	77,720

CORPORATE BONDS (19.14%)
Artesyn Embedded Technologies, Inc.(b)	9.750%	10/15/2020	3,500,000	3,535,000
BI-LO LLC / BI-LO Finance Corp.(b)	9.250%	02/15/2019	800,000	732,000
Blueline Rental Corp.(b)	9.250%	03/15/2024	2,000,000	2,157,500
Cliffs Natural Resources, Inc.	4.800%	10/01/2020	375,000	361,875
JBS USA LUX SA / JBS USA Finance, Inc.(e)	5.750%	06/15/2025	280,000	280,350
Jo-Ann Stores Holdings, Inc.(b)	9.750% (or 10.500% PIK)	10/15/2019	2,445,000	2,383,875
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.125%	02/15/2019	1,000,000	960,000
New Enterprise Stone & Lime Co., Inc.(b)	10.125%	04/01/2022	500,000	541,250
				10,951,850
TOTAL BONDS & NOTES (Cost $20,310,651)				20,937,698

See Notes to Financial Statements.

Annual Report | September 30, 2017	5

Resource Credit Income Fund	Portfolio of Investments

September 30, 2017

	Interest Rate	Shares	Value
COMMON STOCKS (13.89%)
BUSINESS DEVELOPMENT COMPANIES (13.89%)
Ares Capital Corp.		137,494	2,253,527
BlackRock Capital Investment Corp.		95,500	716,250
Monroe Capital Corp.		2,568	36,748
OFS Capital Corp.		49,235	648,425
PennantPark Floating Rate Capital Ltd.		52,138	754,958
PennantPark Investment Corp.		85,859	644,801
Solar Capital Ltd.		54,178	1,172,412
Solar Senior Capital Ltd.		45,946	791,650
WhiteHorse Finance, Inc.		62,640	923,940
			7,942,711
TOTAL COMMON STOCKS (Cost $7,724,483)			7,942,711

PREFERRED STOCKS (2.65%)
BUSINESS DEVELOPMENT COMPANIES (2.65%)
Gladstone Capital Corp.	6.000%	20,000	509,200
Saratoga Investment Corp.	6.750%	19,200	501,984
TriplePoint Venture Growth BDC Corp.	5.750%	20,000	505,600
			1,516,784
TOTAL PREFERRED STOCKS (Cost $1,500,195)			1,516,784

REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (1.93%)
TRADED REAL ESTATE INVESTMENT TRUSTS (1.93%)
Great Ajax Corp.		78,301	1,103,261

TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (Cost $1,054,118)			1,103,261

PRIVATE INVESTMENT FUNDS (15.08%)
CVC European Midmarket Solutions Fund(c)		1	3,795,474
GoldenTree Credit Opportunities Fund(c)		1	4,827,590
			8,623,064
TOTAL PRIVATE INVESTMENT FUNDS (Cost $8,545,474)			8,623,064

SHORT TERM INVESTMENTS (7.58%)
Dreyfus Treasury Cash Management, Institutional Class, 0.89%(f)		4,335,277	4,335,277

TOTAL SHORT TERM INVESTMENTS (Cost $4,335,277)			4,335,277

TOTAL INVESTMENTS (97.56%) (Cost $54,779,860)			$55,802,607

Other Assets In Excess Of Liabilities (2.44%)			1,395,521

NET ASSETS (100.00%)			$57,198,128

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

See Notes to Financial Statements.

6	www.resourcecreditincome.com

Resource Credit Income Fund	Portfolio of Investments

September 30, 2017

Libor Rates:
3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%
12M US L - 12 Month LIBOR as of September 30, 2017 was 1.78%
3M GBP L - 3 Month POUND LIBOR as of September 30, 2017 was 0.34%

(a)
Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the aggregate market value of those securities was $19,257,753, representing 33.67% of net assets.

(c)	Illiquid security. See below.
(d)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $77,720, representing 0.14% of net assets.
(e)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. As of September 30, 2017, the aggregate value of those securities was $280,350, representing 0.49% of net assets.

(f)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees.

Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
09/30/17	CVC European Midmarket Solutions Fund	$3,795,474	$3,795,474	6.64%
10/30/15-09/30/17	GoldenTree Credit Opportunities Fund	4,750,000	4,827,590	8.44%
10/30/15	Hypo Real Estate Bank International AG, Class A2	139,587	77,720	0.14%
	Total	$8,685,061	$8,700,784	15.22%

Additional information on investments in private investment trusts:
Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2017
$3,795,474	CVC European Midmarket Solutions Fund	N/A		$–
4,827,590	GoldenTree Credit Opportunities Fund(a)	N/A		–

(a)	Redemptions are subject to a two-year holding period, and may be limited to 10% per redemption date, or 20% during any 12 month period, past which redemptions would be processed on a pro rate basis.

See Notes to Financial Statements.

Annual Report | September 30, 2017	7

Resource Credit Income Fund	Statement of Assets and Liabilities

September 30, 2017

ASSETS
Investments, at value (Cost $54,779,860)	$55,802,607
Cash	84,234
Dividends and interest receivable	674,293
Receivable for securities sold	101,000
Receivable for Fund shares sold	1,542,803
Capital contributed in advance	1,250,000
Prepaid expenses and other assets	32,095
Total assets	59,487,032

LIABILITIES
Payable for investments purchased	1,340,000
Payable due to adviser	11,590
Administration fees payable	17,025
Custody fees payable	2,833
Distribution fees payable	5,498
Distribution due to shareholders	822,013
Shareholder servicing fees payable	23,073
Payable for transfer agency fees	14,524
Accrued expenses and other liabilities	52,348
Total liabilities	2,288,904
NET ASSETS	$57,198,128

NET ASSETS CONSISTS OF
Paid-in capital	$56,069,910
Accumulated net investment income	798
Accumulated net realized gain	104,673
Net unrealized appreciation	1,022,747
NET ASSETS	$57,198,128

PRICING OF SHARES
Class A
Net Assets	$16,049,142
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,442,347
Net Asset Value and redemption price per share(a)	$11.13
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$11.81
Class C
Net Assets	$8,965,049
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	796,864
Net Asset Value, offering and redemption price per share	$11.25
Class W
Net Assets	$26,756,797
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,405,609
Net Asset Value, offering and redemption price per share	$11.12
Class I
Net Assets	$2,982,319
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	267,530
Net Asset Value, offering and redemption price per share	$11.15
Class L
Net Assets	$2,444,821
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	219,859
Net Asset Value and redemption price per share(a)	$11.12
Maximum Offering Price Per Share (Maximum Sales Charge of 4.25%)	$11.61

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

8	www.resourcecreditincome.com

Resource Credit Income Fund	Statement of Operations

For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends	$530,414
Interest	1,334,265
Total investment income	1,864,679
EXPENSES
Investment advisory fees (Note 3)	438,796
Administrative fees (Note 3)	162,616
Distribution fees (Note 3):
Class C	28,945
Class T(a)	16
Class L(b)	379
Shareholder servicing fees (Note 3):
Class A	18,285
Class C	9,648
Class W	24,600
Class U(a)	6
Class T(a)	6
Class D(a)	6
Class L(b)	379
Dealer manager fees (Note3):
Class W(c)	1,966
Class D(a)	11
Interest expense	40
Transfer agent fees (Note 3)	83,792
Audit fees	12,000
Legal fees	68,151
Printing expense	48,848
Registration fees	100,128
Custody fees	9,719
Trustee fees and expenses (Note 3)	47,597
Networking Fees:
Class A	1,369
Class C	1,352
Class W	2,738
Class I	91
Other expenses	61,742
Total expenses	1,123,226
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(476,713)
Total net expenses	646,513
NET INVESTMENT INCOME	1,218,166
Net realized gain on investments	422,275
Net change in unrealized appreciation on investments	927,548
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,349,823
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,567,989

(a)	Effective as of July 7, 2017, the Fund has suspended the offering of its Class U, Class T, and Class D shares.
(b)	The Fund's Class L commenced operations on July 28, 2017.
(c)	Effective January 6, 2017, Class W shares are no longer subject to a dealer manager fee.

See Notes to Financial Statements.

Annual Report | September 30, 2017	9

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS
Net investment income	$1,218,166	$107,422
Net realized gain	422,275	34,450
Long-term capital gains distributions from other investment companies	–	3,349
Net change in unrealized appreciation	927,548	95,199
Net increase in net assets resulting from operations	2,567,989	240,420

DISTRIBUTIONS TO SHAREHOLDERS
From investment income:
Class A	(411,703)	(88,663)
Class C	(164,532)	(5,740)
Class W	(496,562)	(6,522)
Class I	(40,189)	(5,641)
Class U(a)	(86)	(70)
Class T(a)	(76)	(62)
Class D(a)	(80)	(65)
Class L(b)	(16,778)	–
From realized gains on investments:
Class A	(167,150)	–
Class C	(66,800)	–
Class W	(201,602)	–
Class I	(16,317)	–
Class U(a)	(35)	–
Class T(a)	(31)	–
Class D(a)	(32)	–
Class L(b)	(6,812)	–
From return of capital:
Class A	(102,433)	(22,593)
Class C	(40,936)	(1,463)
Class W	(123,546)	(1,662)
Class I	(9,999)	(1,437)
Class U(a)	(22)	(18)
Class T(a)	(19)	(16)
Class D(a)	(20)	(17)
Class L(b)	(4,175)	–
Net decrease in net assets from distributions	(1,869,935)	(133,969)

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	11,200,870	3,865,775
Distributions reinvested	402,321	78,298
Cost of shares redeemed	(68,781)	–
Net increase from capital shares transactions	11,534,410	3,944,073

Class C
Proceeds from sales of shares	8,328,902	425,022
Distributions reinvested	166,087	5,594
Cost of shares redeemed	(63,743)	–
Net increase from capital shares transactions	8,431,246	430,616

Class W
Proceeds from sales of shares	26,610,726	488,715
Distributions reinvested	303,286	238
Cost of shares redeemed	(765,910)	–
Net increase from capital shares transactions	26,148,102	488,953

See Notes to Financial Statements.

10	www.resourcecreditincome.com

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Class I
Proceeds from sales of shares	$2,710,332	$–
Distributions reinvested	41,972	7,078
Net increase from capital shares transactions	2,752,304	7,078

Class U(a)
Distributions reinvested	143	88
Cost of shares redeemed	(3,017)	–
Net increase/(decrease) from capital shares transactions	(2,874)	88

Class T(a)
Distributions reinvested	126	78
Cost of shares redeemed	(2,980)	–
Net increase/(decrease) from capital shares transactions	(2,854)	78

Class D(a)
Distributions reinvested	132	82
Cost of shares redeemed	(2,992)	–
Net increase/(decrease) from capital shares transactions	(2,860)	82

Class L(b)
Proceeds from sales of shares	2,441,155	–
Distributions reinvested	9,026	–
Net increase from capital shares transactions	2,450,181	–

Net increase in net assets	52,005,709	4,977,419

NET ASSETS
Beginning of year	5,192,419	215,000
End of year*	$57,198,128	$5,192,419

*Including accumulated net investment income of:	$798	$–

See Notes to Financial Statements.

Annual Report | September 30, 2017	11

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	1,017,674	386,182
Distributions reinvested	36,600	7,796
Redeemed	(6,155)	–
Net increase in capital shares	1,048,119	393,978

Class C
Issued	746,104	41,127
Distributions reinvested	14,896	544
Redeemed	(6,057)	–
Net increase in capital shares	754,943	41,671

Class W
Issued	2,399,426	47,977
Distributions reinvested	27,427	23
Redeemed	(69,494)	–
Net increase in capital shares	2,357,359	48,000

Class I
Issued	243,024	–
Distributions reinvested	3,801	705
Net increase in capital shares	246,825	705

Class U(a)
Distributions reinvested	13	9
Redeemed	(272)	–
Net increase/(decrease) in capital shares	(259)	9

Class T(a)
Distributions reinvested	12	8
Redeemed	(270)	–
Net increase/(decrease) in capital shares	(258)	8

Class D(a)
Distributions reinvested	12	8
Redeemed	(270)	–
Net increase/(decrease) in capital shares	(258)	8

Class L(b)
Issued	219,042	–
Distributions reinvested	817	–
Net increase in capital shares	219,859	–

(a)	Effective as of July 7, 2017, the Fund has suspended the offering of its Class U, Class T, and Class D shares.
(b)	The Fund's Class L commenced operations on July 28, 2017.

See Notes to Financial Statements.

12	www.resourcecreditincome.com

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.26	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.57	0.43	–
Net realized and unrealized gain on investments	1.02	0.18	–
Total income from investment operations	1.59	0.61	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.47)	(0.27)	–
From net realized gain on investments	(0.16)	–	–
From return of capital	(0.09)	(0.08)	–
Total distributions	(0.72)	(0.35)	–
INCREASE IN NET ASSET VALUE	0.87	0.26	–
NET ASSET VALUE, END OF PERIOD	$11.13	$10.26	$10.00

TOTAL RETURN(c)	15.79%	6.22%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$16,049	$4,043	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	4.90%	31.46%	472.13	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	2.59%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	4.90%	34.54%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59%	2.59%	N/A
Net investment income	5.20%	4.43%	0.00	%(e)

PORTFOLIO TURNOVER RATE	39%	22%	0	%(f)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–	$5	$–
Asset coverage per $1,000 (000s)	$–	$1,032,060	$–

(a)	The Fund's Class A commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	13

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.36	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.50	0.59	–
Net realized and unrealized gain on investments	1.03	0.08	–
Total income from investment operations	1.53	0.67	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.40)	(0.24)	–
From net realized gain on investments	(0.16)	–	–
From return of capital	(0.08)	(0.07)	–
Total distributions	(0.64)	(0.31)	–
INCREASE IN NET ASSET VALUE	0.89	0.36	–
NET ASSET VALUE, END OF PERIOD	$11.25	$10.36	$10.00

TOTAL RETURN(c)	15.03%	6.85%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$8,965	$434	$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	5.28%	18.42%	473.06	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	3.34%	0.02	%(e)
Excluding interest expense:(d)
Expenses, gross	5.28%	18.42%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34%	3.34%	N/A
Net investment income	4.46%	5.85%	0.00	%(e)

PORTFOLIO TURNOVER RATE	39%	22%	0	%(f)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–	$5	$–
Asset coverage per $1,000 (000s)	$–	$1,032,060	$–

(a)	The Fund's Class C commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

14	www.resourcecreditincome.com

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.24		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.58		0.63		–
Net realized and unrealized gain/(loss) on investments	1.01		(0.07	)(c)	–
Total income from investment operations	1.59		0.56		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.46)		(0.25)		–
From net realized gain on investments	(0.16)		–		–
From return of capital	(0.09)		(0.07)		–
Total distributions	(0.71)		(0.32)		–
INCREASE IN NET ASSET VALUE	0.88		0.24		–
NET ASSET VALUE, END OF PERIOD	$11.12		$10.24		$10.00

TOTAL RETURN(d)	15.77%		5.74%		–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$26,757		$494		$3

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(e)
Expenses, gross	4.35%		17.52%		472.69	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.61	%(g)	3.09%		0.04	%(f)
Excluding interest expense:(e)
Expenses, gross	4.35%		17.52%		N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.61	%(g)	3.09%		N/A
Net investment income	5.22	%(g)	6.24%		0.00	%(f)

PORTFOLIO TURNOVER RATE	39%		22%		0	%(h)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–		$5		$–
Asset coverage per $1,000 (000s)	$–		$1,032,060		$–

(a)	The Fund's Class W commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(e)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.
(h)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	15

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.28	$10.00	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.63	0.35	–
Net realized and unrealized gain on investments	0.99	0.28	–
Total income from investment operations	1.62	0.63	–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.50)	(0.27)	–
From net realized gain on investments	(0.16)	–	–
From return of capital	(0.09)	(0.08)	–
Total distributions	(0.75)	(0.35)	–
INCREASE IN NET ASSET VALUE	0.87	0.28	–
NET ASSET VALUE, END OF PERIOD	$11.15	$10.28	$10.00

TOTAL RETURN(c)	16.07%	6.42%	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2,982	$213	$200

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(d)
Expenses, gross	4.45%	72.33%	430.52	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%	2.34%	0.03	%(e)
Excluding interest expense:(d)
Expenses, gross	4.45%	72.33%	N/A
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34%	2.34%	N/A
Net investment income	5.71%	3.53%	0.00	%(e)

PORTFOLIO TURNOVER RATE	39%	22%	0	%(f)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$–	$5	$–
Asset coverage per $1,000 (000s)	$–	$1,032,060	$–

(a)	The Fund's Class I commenced operations on April 20, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(d)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

16	www.resourcecreditincome.com

Resource Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.13
Net realized and unrealized loss on investments	(0.03	)(c)
Total income from investment operations	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.10)
From net realized gain on investments	(0.04)
From return of capital	(0.03)
Total distributions	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.07)
NET ASSET VALUE, END OF PERIOD	$11.12

TOTAL RETURN(d)	0.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2,445

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(e)
Expenses, gross	4.39	%(f)
Expenses, net of fees waived/expenses reimbursed by investment advisor and administrator	2.84	%(f)
Excluding interest expense:(e)
Expenses, gross	4.39	%(f)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.84	%(f)
Net investment income	6.67	%(f)

PORTFOLIO TURNOVER RATE	39	%(g)(h)

(a)	The Fund's Class L commenced operations on July 28, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)
Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(e)	Ratios do not include expenses of underlying investment companies in which the Fund invests. (f) Annualized.
(g)	Not Annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended September 30, 2017.

See Notes to Financial Statements.

Annual Report | September 30, 2017	17

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2017

1. ORGANIZATION

Resource Credit Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. Effective April 11, 2017 the Fund’s investment advisory agreement was transferred from Resource Financial Fund Management, Inc. to Resource Alternative Advisor, LLC. (the “Adviser”). The investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund is non-diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund currently offers Class A, Class C, Class W, Class I, and Class L shares; all classes of shares except Class L commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Effective as of July 7, 2017, the Fund suspended the offering and operation of its Class U, Class T, and Class D shares. Class C, Class W, and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class L shares are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to collateralized debt obligation debt and equity securities, asset-backed securities, commercial mortgage-backed securities, and other securitized investments backed by certain debt other receivables (collectively “Structured Credit Securities”) are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). In determining value, dealers and pricing services will generally use information with respect to transactions in the securities being valued; quotations from other dealers; market transactions in comparable securities; analyses and evaluations of various relationships between securities; and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancies between quotations received from third party dealers or the pricing services the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based up its reasonable judgment, determines to be accurate. In any instance in which the Adviser selects a single bid pursuant to section (e)(ii), the Adviser will provide to the Fair Value Committee an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fair Value Committee using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

18	www.resourcecreditincome.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2017

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share when a NAV is not provided. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each date a NAV is provided. For days when a NAV is not provided, the Fair Value Committee estimates the fair value of each Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the market.

Loan Participation and Assignments – The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | September 30, 2017	19

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2017

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2017:

Resource Credit Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loan	$–	$11,343,812	$–	$11,343,812
Bonds & Notes
Asset Backed Securities	$–	$9,908,128	$–	$9,908,128
Commercial Mortgage Backed Securities	–	–	77,720	77,720
Corporate Bonds	–	10,951,850	–	10,951,850
Common Stocks(a)	7,942,711	–	–	7,942,711
Preferred Stocks(a)	1,516,784	–	–	1,516,784
Real Estate Investment Trusts - Common Stocks	1,103,261	–	–	1,103,261
Private Investment Funds (Measured at net asset value)(b)	–	–	–	8,623,064
Short Term Investments	4,335,277	–	–	4,335,277
TOTAL	$14,898,033	$32,203,790	$77,720	$55,802,607

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2017. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

20	www.resourcecreditincome.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2017

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives a monthly base management fee calculated at an annual rate of 1.85% of the average daily net assets of the Fund. For the year ended September 30, 2017, the Fund incurred $438,796 in base management fees, all of which were waived.

The Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until September 9, 2018, so that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, 2.59% per annum of Class U average daily net assets, 3.34% per annum of Class T average daily net assets, 3.09% per annum of Class D average daily net assets and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended September 30, 2017, the Adviser waived fees and reimbursed expenses of $476,713.

As of September 30, 2017 the following amounts were available for recoupment by the advisor based upon their potential expiration dates:

Fund	2018		2019	2020
Resource Credit Income Fund	$435,536	*	$765,490	$476,713

*	Organizational Expenses were reduced from $37,338 to $36,870 subsequent to the February 20, 2015 Audit of the Seed Financial Statements.

An incentive fee is also payable to the Adviser. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the year ended September 30, 2017, there was no incentive fee incurred.

Annual Report | September 30, 2017	21

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2017

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

Distributor – The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the Distribution Agreement. The Board has adopted, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund’s Class A, Class C, Class W, Class U, Class T, Class D and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the period ended September 30, 2017, the Fund incurred shareholder servicing fees of $52,930. The Class C and Class T shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class T shares and is payable on a quarterly basis. In addition, Class D shares pay to Resource Securities, Inc. (the “Dealer Manager”), an affiliate of the Adviser, a dealer manager fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.50% of the Fund’s average daily net assets attributable to Class W and Class D shares and is payable on a quarterly basis. Effective January 6, 2017, Class W shares are no longer subject to a dealer manager fee. Class A, Class I, and Class U shares are not currently subject to a distribution fee. For the year ended September 30, 2017, the Fund accrued $29,340 in distribution fees and $1,977 in dealer manager fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the period ended September 30, 2017, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Trust or the Adviser will receive an annual fee of $10,000, plus $2,000 for attending the annual in-person meeting of the Board of Trustees, plus $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2017 amounted to $53,397,784 and $8,106,716, respectively.

5. TAX BASIS INFORMATION

For the year ended September 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character. The reclassification is primarily due to partnerships.

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain on Investments
Resource Credit Income Fund	$(459)	$(87,362)	$87,821

22	www.resourcecreditincome.com

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2017

The following information is computed on a tax basis for each item as of September 30, 2017:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Credit Income Fund	$1,499,406	$(371,986)	$1,127,420	$54,675,187

As of September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital gains	–
Net unrealized appreciation on securities	1,127,420
Other cumulative effect of timing differences	798
Total distributable earnings	$1,128,218

The tax characteristics of distributions paid for the year ended September 30, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Credit Income Fund	$1,526,138	$62,647	$281,150

The tax characteristics of distributions paid for the year ended September 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Credit Income Fund	$106,763	$–	$27,206

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of up to 5% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2%. If the Fund determines not to repurchase an additional 2%, or if more than 7% of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests.

During the year ended September 30, 2017, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. For the year end September 30, 2017, none of the quarterly repurchase offers were oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 19, 2016	December 12, 2016	March 28, 2017	June 19, 2017
Repurchase Request Deadline	October 19, 2016	January 11, 2017	April 19, 2017	July 19, 2017
Repurchase Pricing Date	October 19, 2016	January 11, 2017	April 19, 2017	July 19, 2017
Amount Repurchased	$54,269	$238,883	$83,406	$521,876
Shares Repurchased	5,218	22,346	7,470	46,672

7. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Annual Report | September 30, 2017	23

Resource Credit Income Fund	Notes to Financial Statements

September 30, 2017

Borrowings under this arrangement bear interest at the Bank’s 3 month LIBOR plus 95 basis points at the time of borrowing. As of September 30, 2017, the Fund had no outstanding borrowings.

8. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on October 18, 2017 which resulted in 22,372 of Fund shares being repurchased for $249,372.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

24	www.resourcecreditincome.com

Resource Credit Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Resource Credit Income Fund

We have audited the accompanying statement of assets and liabilities of Resource Credit Income Fund, (the “Fund”) including the portfolio of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian, brokers, and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Resource Credit Income Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2017

Annual Report | September 30, 2017	25

Resource Credit Income Fund	Additional Information

September 30, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	www.resourcecreditincome.com

Resource Credit Income Fund	Trustees & Officers

September 30, 2017 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s toll-free at 1-855-747-9559. Refer to footnote 3 of the financial  statements for  additional  information  on  Independent Trustee Compensation.  The  Interested Trustees and  officers  do  not  receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Fred Berlinksy 1959	Trustee since 2015, Chairman of the Board since 2015	Markheim-Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Real Estate Diversified Income Fund (since November 2012)
Enrique Casanova 1973	Trustee since 2015	MKTG (marketing company), Vice President (since December 2003)	2	Independent Director, RCP Reserves Holdings Manager, Inc. (August 2006 to October 2012) Resource Real Estate Diversified Income Fund (since November 2012)
David Burns 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker-dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012); Doorways, LTD (residential real estate) (since January 2001)	2	Doorways, LTD (since January 2001) RCP Regents Center (June 2006 to August 2016) Resource Real Estate Diversified Income Fund (since January 27, 2015)

Annual Report | September 30, 2017	27

Resource Credit Income Fund	Trustees & Officers

September 30, 2017 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alan Feldman 1963	Trustee since 2015	Resource Real Estate, Inc. (investment adviser to the Resource Diversified Income Fund), Chief Executive Officer and director (since May 2004) Resource America, Inc. (investment adviser), Senior Vice President (since August 2002)	2	Resource Real Estate, Inc. (since 2004) Resource Real Estate Diversified Income Fund (since November 13, 2012)
Justin Milberg 1966	President since 2015
Resource Liquid Alternatives (mutual fund), Chief Operating Officer (since November 2014)

Resource Alternative Advisor, LLC (the Fund’s investment adviser), Senior Vice President (since November 2016) Bank of America Merrill Lynch (public bank), Managing Director (2005 to 2011)
			N/A	N/A
Brian Hawkins 1976	Treasurer, Chief Financial and Accounting Officer and Senior Vice President since May 2016	Resource America, Inc., Vice President of Finance (since December 2008) Resource Credit Opportunity, Inc. (investment company), Chief Financial Officer (since June 2015).	N/A	N/A
Darshan Patel 1970	Secretary, Chief Compliance Officer and Senior Vice President since 2015
Resource Real Estate, Inc., Senior Vice President and Chief Compliance Officer (since 2004)

Resource Alternative Advisor, LLC, Chief Compliance Officer, Senior Vice President and Secretary (since November 2016)

Resource Securities, Inc. (a registered broker-dealer), an affiliate of Resource Real Estate, Inc., Chief Compliance Officer and President (since 2004)

Resource Real Estate Diversified Income Fund, Chief Compliance Officer, Secretary and Senior Vice President (since 2012)
			N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Alternative Advisor, LLC., One Crescent Drive, Suite 203, Philadelphia, PA 19112.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
***	The term “Fund Complex” refers to the Resource Credit Income Fund and the Resource Real Estate Diversified Income Fund.

28	www.resourcecreditincome.com

Resource Credit Income Fund	Privacy Notice

(Unaudited)

Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪	Social Security number	▪	Purchase History
	▪	Assets	▪	Account Balances
	▪	Retirement Assets	▪	Account Transactions
	▪	Transaction History	▪	Wire Transfer Instructions
	▪	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes –
information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes –
information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-855-747-9559

Annual Report | September 30, 2017	29

Resource Credit Income Fund	Privacy Notice

(Unaudited)

Who we are
Who is providing this notice?	Resource Credit Income Fund
What we do
How does Resource Credit Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

 Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit	We collect your personal information, for example, when you
Income Fund collect my	▪	Open an account
personal information?	▪	Provide account information
	▪	Give us your contact information
	▪	Make deposits or withdrawals from your account
	▪	Make a wire transfer
	▪	Tell us where to send the money
	▪	Tells us who receives the money
	▪	Show your government-issued ID
	▪	Show your driver's license
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
	▪	Sharing for affiliates' everyday business purposes – information about your creditworthiness
	▪	Affiliates from using your information to market to you
	▪	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	▪	Resource Credit Income Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	▪	Resource Credit Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Resource Credit Income Fund doesn't jointly market.

30	www.resourcecreditincome.com

This Page Intentionally Left Blank

INVESTMENT ADVISER
Resource Alternative Advisor, LLC.
One Crescent Drive, Suite 203
Philadelphia, Pennsylvania 19112

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Resource Credit Income Fund.

Item 2.  Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)
The Board of Trustees of the registrant has designated Mr. David M. Burns as the registrant’s Audit Committee Financial Expert.  Mr. Burns is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $17,000 and $22,000, respectively.

(b)
Audit-Related Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)
All Other Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e) (1)
The registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate non-audit fees for services billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h)
The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)          Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A.  GENERAL POLICY

Rule 206(4)-6 requires a registered investment adviser that exercises voting authority over Client securities to implement proxy voting policies and describe those policies to their Clients. In any instance in which Resource Real Estate Diversified Income Fund or Resource Credit Income Fund (individually “Client” or collectively “Clients”) owns any class of shares of a portfolio company for which proxies are solicited, the applicable Adviser will vote proxies for such shares on behalf of its Clients in accordance with these Proxy Voting Policies and Procedures.

Resource Real Estate, Inc. and Resource Alternative Advisor, LLC’s (individually “Adviser” or collectively “Advisers”) general policy is to vote proxies in a manner that serves the best interest of the Client and in accordance with the Client’s governing documents, as determined by the applicable Adviser in its discretion, taking into account relevant factors, including:

•	The impact on the value of the returns to the relevant Client;

•	Alignment of the interest of the issuer’s management with the relevant Client’s interest, including establishing appropriate incentives for management;

•	The ongoing relationship between the relevant Client and issuer in which it invests, including the continued or increased availability of information; and

•	Industry and business practices.

In addition, the Advisers pay particular attention to the following matters in exercising their proxy voting responsibilities as a fiduciary for their Clients:

•
Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

•
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

•
Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

B.  SUMMARY OF PROXY VOTING GUIDELINES

1.   ELECTION OF THE BOARD OF DIRECTORS

The Advisers believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. The Advisers also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. The Advisers will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

2.   APPROVAL OF INDEPENDENT AUDITORS

The Advisers believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

The Advisers will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

3.   EQUITY-BASED COMPENSATION PLANS

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisers are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Advisers will generally support measures intended to increase stock ownership by executives and  the  use  of  employee  stock  purchase  plans  to  increase  company  stock  ownership  by employees. These may include:

•	Requiring senior executives to hold stock in a company.
•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

4.   CORPORATE STRUCTURE

The Advisers view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisers generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

The Advisers will generally support the ability of shareholders to cumulate their votes for the election of directors.

5.   SHAREHOLDER RIGHTS PLANS

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which the Advisers generally consider to have a negative impact on shareholder value. Therefore, the Advisers’ preference is for a plan that places shareholder value in a priority position above interests of management.

C.  CONFLICTS OF INTEREST

As stated above, in evaluating how to vote a proxy, the applicable portfolio manager will first determine whether there is a conflict of interest related to the proxy in question between the applicable Adviser and the Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a Client of the applicable Adviser.

If a conflict is identified and deemed “material” by the PM, the applicable Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the Client (which may include utilizing an independent third party to vote such proxies).

With respect to material conflicts, an Adviser will determine whether it is appropriate to disclose the conflict to affected clients to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when an Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, such Adviser will:

•	Give the ERISA client the opportunity to vote the proxies in question themselves; or

•	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

D.  PROCEDURES FOR PROXIES

An Adviser will generally adhere to the following procedures for voting proxies:

•	A written record of each proxy received by the applicable Adviser (on behalf of its Clients) will be kept in such Adviser’s files;

•
Prior to voting any proxies, the applicable portfolio manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth  above.  If  a  conflict  is  identified,  the  applicable  portfolio  manager  will  then  make  a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

E.  RECORD OF PROXY VOTING

The applicable Adviser and the CCO will be responsible for maintaining files relating to its proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;

•
A  copy of  each proxy statement that an  Adviser received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

•	With respect to DIF and CIF, a copy of the most recently filed Form N-PX, which will be available to Clients upon request;

•	A record of each vote that an Adviser casts;

•	A copy of any document that an Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

•
A copy of each written request for information on how an Adviser voted such client’s proxies and a copy of any written response to any request for information on how an Adviser voted proxies on behalf of clients.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Michael Terwilliger serves as the Portfolio Manager for Resource Credit Income Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products.  At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn.  From March 2006 until November 2011, Mr. Terwilliger worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co.  In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Masters of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

As of September 30, 2017, Mr. Terwilliger owned no Fund shares and did not manage any other accounts in addition to the Fund.

As compensation, Mr. Terwilliger receives from the Adviser a fixed base salary and retirement account matching benefits. Mr. Terwilliger is entitled to receive a one-time signing bonus, and on an ongoing basis, he is also entitled to receive a discretionary bonus, based, among other things, on whether the Fund (i) meets certain volatility and risk goals and (ii) achieves a target annual return of a certain amount above LIBOR.

Justin Milberg serves as a portfolio manager for Resource Credit Income Fund. He has served the Fund as a portfolio manager since February 2017. Mr. Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America, Inc.) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America, Inc. in April of 2012 with the title of Managing Director, Resource Alternative Advisor, LLC. Prior to joining Resource America, Inc., Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Masters of Business Administration from the Wharton School of Business.

As of September 30, 2017, Mr. Milberg owned between $50,001-$100,000 in Fund shares.

As of September 30, 2017, in addition to the Resource Credit Income Fund, Mr. Milberg manages $235.57 million for one other registered investment company, the Resource Real Estate Diversified Income Fund and a $5.42 million portfolio of life settlement contracts for Resource Capital Corporation, an affiliate of Resource America, Inc.

As compensation, Mr. Milberg receives from the Adviser a fixed base salary and retirement account matching benefits. Mr. Milberg is also entitled to receive a discretionary bonus, based, among other things, on whether the Fund (i) meets certain risk and diversification goals and (ii) achieves a target annual return of a certain amount above LIBOR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.  Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 13(a)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE CREDIT INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:  December 8, 2017

By:	/s/ Brian Hawkins
Brian Hawkins
Treasurer (Principal Financial Officer)

Date:  December 8, 2017